UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2009

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or other jurisdiction of incorporation or organization	(Commission file number)	(I.R.S. Employer Identification No.)

4490 Von Karman Avenue Newport Beach, California	92660 (Zip Code)
(Address of principal executive offices)

(949) 833-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2009, Michael D. Grubbs resigned from his position as Senior Vice President and Chief Financial Officer of William Lyon Homes (the “Company”) and its various subsidiaries, including William Lyon Homes, Inc. The Company has appointed Mr. Colin T. Severn, the Company’s Corporate Controller and Secretary, to act as interim Chief Financial Officer.

Colin T. Severn, 38, joined the Company in December 2003, and served in the role of Financial Controller until April 3, 2009. Since April 3, 2009, Mr. Severn has served as Vice President and Corporate Controller. Mr. Severn has more than 13 years of experience in real estate accounting and finance, including positions with the public accounting firm of Ernst & Young LLP, Irvine Apartment Communities and Standard Pacific Homes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2009

WILLIAM LYON HOMES

By:	/S/ WILLIAM H. LYON
Name: Its:	William H. Lyon President and Chief Operating Officer

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